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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 22, 2003



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         43-1819711
(State or other jurisdiction                  (IRS Employer Identification No.)
    of incorporation)

                          Commission file number 1-9329

 900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                    63101
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000


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Item 7. Financial Statements and Exhibits

         (c) Exhibits.

         99.1 Pulitzer Inc. Second Quarter 2003 Earnings Release dated July 22, 2003

         99.2     Pulitzer Inc. Statistical Report Press Release dated July 22,
                  2003

Item 9. Regulation FD Disclosure

On July 22, 2003, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the second quarter ended June 29, 2003. On July 22, 2003, the Company also issued a press release announcing the Company's statistical report for the period and quarter ended June 29, 2003. Copies of these press releases are furnished with this report as an exhibit to this Form 8-K and are incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Pulitzer Inc.

Date: July 22, 2003                         By:  /s/ Alan G. Silverglat
                                                 -------------------------------
                                                 Alan G. Silverglat
                                                 Senior Vice President-Finance


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Exhibit Index

Exhibit         Description

 99.1           Pulitzer Inc. Second-Quarter 2003 Earnings Release dated July
                22, 2003

 99.2           Pulitzer Inc. Statistical Report Press Release dated July 22,
                2003